UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec.240.14a-12

SOIL BIOGENICS LIMITED
----------------------
(Name of Registrant as Specified In Its Charter)

 N/A
----
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:
     2)   Aggregate  number  of  securities  to  which  transaction  applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed  maximum  aggregate  value  of  transaction:
     5)   Total  fee  paid:

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:


                                    1 of 16

                                                      DEFINITIVE PROXY STATEMENT

                             SOIL BIOGENICS LIMITED
                           MARQUES DE URQUIJO 5, 5  B,
                               28008 MADRID, SPAIN



                         NOTICE AND PROXY STATEMENT FOR
          Annual Meeting of Stockholders to be held September 10, 2004



To  the  Shareholders  of  Soil  Biogenics  Limited:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders (the "Annual Meeting") of Soil Biogenics Limited, a company incorporated in the British Virgin Islands (the "Company"), will be held at Marques de Urquijo 5, 5 B, 28008 Madrid, Spain on Friday September 10, 2004 at 9:00 a.m. for the following purposes:

     1. To elect two directors to the Board of Directors to serve for a one-year term;

     2. To ratify the appointment of Moore Stephens Ellis Foster Ltd. as independent accountants for the Company.

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on August 13, 2004 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of the Company's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 2003 Annual Report to Shareholders, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly which is being solicited by the Board of Directors so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement. All proxies that are properly executed and received prior to the meeting will be voted at the meeting. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting it will be voted in accordance with such specification. If a stockholder does not specify how to vote the proxy it will be voted FOR each matter scheduled to come before the meeting and in the proxy holders' discretion on such other business as may properly come before the meeting. Any proxy may be revoked by a stockholder at any time before it is actually voted at the meeting by delivering written notice to the secretary or acting secretary of the meeting, by delivering another valid proxy bearing a later date or by attending the meeting and voting in person.

By Order of the Board of Directors


/s/  Agustin Gomez de Segura
----------------------------
Agustin Gomez de Segura
President and Director

August 13, 2004


                                    2 of 16

                                                      DEFINITIVE PROXY STATEMENT

                             SOIL BIOGENICS LIMITED
                           MARQUES DE URQUIJO 5, 5  B,
                               28008 MADRID, SPAIN

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 10, 2004

                     SOLICATION AND REVOCABILITY OF PROXIES

     The accompanying proxy is solicited by the Board of Directors on behalf of Soil Biogenics Limited, a company incorporated in the British Virgin Islands (the "Company"), to be voted at the 2004 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on September 10, 2004 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares of Common Stock of the Company, without par value (the "Common Stock"), represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about August 23, 2004. A condensed version of the Company's Annual Report on Form 20-F (the "2003 Form 20-F"), serves as the Annual Report to Shareholders and covers the Company's fiscal year ended
December 31, 2003, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Agustin Gomez de Segura, Soil Biogenics Limited, P.O. Box 48525, 595 Burrard Street, Vancouver, B.C., Canada V6B 3Z1; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, without par value (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company. Solicitations will be made only by mail, provided, however, that officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. Such persons will not be specially compensated for such services. The Company may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

     As of August 13, 2004 the Company had 30,162,500 shares of common stock issued and outstanding. The Common Stock of the Company has been quoted on the NASD OTC Bulletin Board since May 1, 1997.


                                    3 of 16

     The following table sets forth the high and low bid prices for the Common Stock for the calendar quarters indicated as reported by the NASD OTC Bulletin Board for the last two years. These prices represent quotations between dealers without adjustment for retail markup, markdown or commission and may not represent actual transactions.

-----------------------------------------------------------------------------
Period       First Quarter   Second Quarter   Third Quarter   Fourth Quarter
-----------------------------------------------------------------------------
2004 - High  $         1.95  $          1.95  $         1.75                -
-----------------------------------------------------------------------------
2004 - Low   $         1.50  $          0.75  $         1.49                -
-----------------------------------------------------------------------------
2003 - High  $         1.50  $          2.00  $         1.70  $          1.70
-----------------------------------------------------------------------------
2003 - Low   $         0.75  $          1.40  $         0.90  $          0.75
-----------------------------------------------------------------------------
2002 - High  $         0.72  $          1.00  $         1.01  $          0.95
-----------------------------------------------------------------------------
2002- Low    $         0.52  $          0.51  $         0.55  $          0.30
-----------------------------------------------------------------------------

INCORPORATION  BY  REFERENCE

     The Company's Annual Report on Form 20-F for the fiscal year ended December 31, 2003 and 2002 has been included with the proxy statement. The Company and its subsidiaries currently have 14 employees. The section entitled "Business", together with the consolidated financial statements for the fiscal years ended December 31, 2003 and 2002 provide additional information concerning the Company's business. The information set forth in the Condensed Annual Report on Form 20-F (the "Annual Report") is important for every Shareholder to review. The Annual Report also contains a description of real property owned by the Company. The Section of the Annual Report entitled Item 4. Information on the Company on pages 5 through 8 are incorporated herein by reference. The consolidated financial statements on pages F-1 through F-19 also are incorporated by reference

                                QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on August 13, 2004 (the "Record Date"). On the Record Date, there were 30,162,500 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Only stockholders of record at the close of business on August 13, 2004 will be entitled to vote at the Annual Meeting of Stockholders.

     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither the Company's Articles of Incorporation (the "Articles of Incorporation") nor its Bylaws (the "Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of thirty-three and one third percent (33 1/3%) of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

     Voting rights are non-cumulative. Thirty-three and one third percent (33 1/3%) of the outstanding shares entitled to vote at the Annual Meeting of the Stockholders will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

     Directors are elected by plurality vote. The ratification of the appointment of Moore Stephens Ellis Foster Ltd. will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

     Under applicable provisions of the International Business Companies Act of the Territory of the British Virgin Islands, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the Annual Meeting of Stockholders.


                                    4 of 16

                                     SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.

THE MEETING

DATE, TIME AND PLACE OF THE ANNUAL MEETING

     The Annual Meeting of Soil Biogenics Limited is scheduled to be held on September 10, 2004, at 9:00 a.m., at Marques de Urquijo 5, 5 B, 28008 Madrid, Spain. See "Solicitation and Revocability of Proxies."

RECORD  DATE

     Only holders of record of shares of Common Stock at the close of business on August 13, 2004 are entitled to receive notice of and to vote at the Annual Meeting.

VOTE  REQUIRED

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for (i) the election of each nominee for director of the Company (ii) ratification of the appointment of Moore Stephens Ellis Foster Ltd. as the independent public accountants of the Company and (iii) to transact such other business as may properly come before the meeting and any adjournments thereof.

ACCOUNTANTS

     Moore Stephens Ellis Foster Ltd., have been selected by the Company to act as the principal accountant for 2004. Moore Stephens Ellis Foster Ltd. has been the accountant for the Company since February 7, 2000. It is not expected that the representatives of Moore Stephens Ellis Foster Ltd. will attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

RECOMMENDATIONS

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1") FOR RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS ("PROPOSAL 2") AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF ("PROPOSAL 3").


                                    5 of 16

PROPOSAL 1.   ELECTION  OF  DIRECTORS

     At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of two members, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the two nominees named below. Two of the nominees named below are presently serving as Directors of the Company and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

     The tables below and the paragraphs that follow present certain information concerning the nominees for Director and the executive officers of the Company. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of the Company's Directors or executive officers has any family relationship with any other Director or executive officer.

----------------------------------------------------------------------------------------------------
                                                                     SHARES OF COMMON
                                   POSITIONS    EXECUTIVE OFFICER/  STOCK BENEFICIALLY
NAME                         AGE  WITH COMPANY    DIRECTOR SINCE        OWNED AS OF      PERCENT OF
                                                                      AUGUST 13, 2004       CLASS
                                                                        (1)((2) (3)
----------------------------------------------------------------------------------------------------
NOMINEES FOR DIRECTORS:
----------------------------------------------------------------------------------------------------
Agustin Gomez de Segura       49  Director                 07/2003           2,000,000        6.631%
----------------------------------------------------------------------------------------------------
Alexander Becker              43  Director                 07/2003           2,084,040        6.909%
----------------------------------------------------------------------------------------------------

EXECUTIVE OFFICERS:
----------------------------------------------------------------------------------------------------
Agustin Gomez de Segura       49  President                 7/2003           2,000,000        6.631%
----------------------------------------------------------------------------------------------------
All Directors and executive officers as a group                              4,084,040       13.540%
----------------------------------------------------------------------------------------------------

     (1) The persons named below have sole voting and investment power with respect to the shares.
     (2) No securities were authorized for issuance under equity compensation plans.
     (3) The listed beneficial owners do not have the right to acquire any common shares within the next sixty days, through the exercise of options, warrants, rights, conversion privilege or similar obligations.

BUSINESS  EXPERIENCE  OF  NOMINEES

Agustin  Gomez  de  Segura
Age 49, banker and private investor and developer of new companies.

Alexander  Becker
Age 43, director of several Russian companies involved in metallurgy, textiles and trading.

COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE, OF THE EXCHANGE ACT OF 1934.

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who have more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by the SEC regulation to furnish the Company with copies of all Section 16 (a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


                                    6 of 16

EXECUTIVE  COMPENSATION

(A)     GENERAL

     The following table sets forth information concerning the compensation of the named executive officers for each of the registrant's last three completed fiscal years:

------------------------------------------------------------------------------------------------------------
                           ANNUAL COMPENSATION                   LONG - TERM COMPENSATION
                                                               ---------------------------------------------
                                                                 AWARDS                  PAYMENTS
                        ------------------------------------------------------------------------------------
                                                                            SECURITIES
            (a)                                       OTHER                   UNDER-                  ALL
NAME AND    (b)                                       ANNUAL   RESTRICTED      LYING                 OTHER
PRINCIPAL                                            COMPEN-      STOCK      OPTIONS/      LTIP     COMPEN-
POSITION    (c)  Year   (d)  Salary   (e)  Bonuses    SATION    AWARD(S)       SARS       PAYOUTS    SATION
                        ($)           ($)              ($)         ($)          (=)         ($)       ($)
(a)         (b)         (c)           (d)              (e)         (f)          (g)         (h)       (i)
------------------------------------------------------------------------------------------------------------
Agustin
Gomez de          2003  Nil                     -0-       -0-  None         None         None            -0-
Segura
------------------------------------------------------------------------------------------------------------
President         2002  Nil                     -0-       -0-  None         None         None            -0-
and
------------------------------------------------------------------------------------------------------------
Director          2001  Nil                     -0-       -0-  None         None         None            -0-
------------------------------------------------------------------------------------------------------------

     On July 1, 2003 Mr. Cameron Richardson resigned from the Board of Directors and as President of the Company to pursue other interests. On July 1, 2003 Mr. Agustin Gomez de Segura was appointed to the Board of Directors of the Corporation and President of the Company.

(B)     OPTIONS/SAR  GRANTS  TABLE

     The following table sets forth information concerning individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs made during the last completed fiscal year to each of the named executive officers;

-------------------------------------------------------------------------------------------------
                             OPTION/SAR GRANTS IN FISCAL YEARS 2003
                                     (Individual Grants)
-------------------------------------------------------------------------------------------------
                                               PERCENT OF
                                NUMBER OF    TOTAL OPTIONS/
                                SECURITIES    SARS GRANTED    EXERCISE OR
NAME                            UNDERLYING    TO EMPLOYEES     BASE PRICE
(a)                            OPTION/SARS      IN FISCAL        ($/Sh)     (F)  EXPIRATION DATE
                               GRANTED (#)        YEAR            (d)              (M/D/Y)
                                   (b)             (c)                               (e)
-------------------------------------------------------------------------------------------------
Agustin Gomez de Segura (1)        None           None           None               None
-------------------------------------------------------------------------------------------------

Note 1.    No  options  were  awarded  in  2003.

(C)     AGGREGATED  OPTION/SAR  EXERCISES  AND  FISCAL  YEAR-END OPTION/SAR
VALUE  TABLE

     The following table sets forth information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs, on an aggregated basis:


                                    7 of 16

------------------------------------------------------------------------------------
            AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR AND FY-END
                                 a) OPTION/SAR VALUES
------------------------------------------------------------------------------------
                                                     NUMBER OF
                                                     SECURITIES        VALUE OF
                                                     UNDERLYING       UNEXERCISED
                                                    UNEXERCISED      IN-THE-MONEY
                             SHARES                 OPTIONS/SARS     OPTIONS/SARS
                            ACQUIRED      VALUE    AT FY-END ($)   AT FY-END ($0.52)
                          ON EXERCISE   REALIZED    EXERCISABLE/     EXERCISABLE/
NAME                          (#)          ($)     UNEXERCISABLE     UNEXERCISABLE
(a)                           (b)          (c)          (d)               (e)
------------------------------------------------------------------------------------
Agustin Gomez de Segura   None          None       None                   -0-
------------------------------------------------------------------------------------

(D)     LONG-TERM  INCENTIVE  PLANS  ("LTIP")  AWARDS  TABLE

     The  Company  does  not  have  a  Long-term  Incentive  Plan.

(E)     COMPENSATION  OF  DIRECTORS

     The Company does not pay a fee to its outside, non-officer directors. The Company reimburses its directors for reasonable expenses incurred by them in attending meetings of the Board of Directors. During fiscal 2003 non-officers directors received a total of $0 in consulting fees.

(F) EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

     None of the Company's officers or directors was party to an employment agreement with the Company.

(G)     REPORT  ON  REPRICING  OF  OPTIONS/SARS.

     At no time during the last completed fiscal year did the Company, while a reporting company pursuant to Section 13(a) of 15(d) of the Exchange Act, adjust or amend the exercise price of the stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants, or any other means.

(H)     MEETINGS  OF  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES

     The Board has ultimate responsibility for supervising the conduct of the Company's affairs and the management of its business. The principal objective of the Board is to protect and enhance Shareholder value over the long term. Although the Board has delegated to management responsibility for the day-to-day operations of the Company, the Board has ultimate responsibility for the stewardship of the Company. Board members generally serve until the next annual meeting and do not have service contracts.

     The Board's duties include overseeing strategic planning, reviewing and assessing principal risks to the Company's business and approving risk management strategies, supervising and evaluating management, authorizing significant expenditures, ensuring timely and effective communication with Shareholders, and overseeing the Company's internal controls and information systems.

     The Board's duties also include planning and monitoring activities of senior management. In considering and making appointments of senior management, the Board considers it appropriate, where relevant, to address succession and planning issues. In appointing senior management, the Board considers as a necessary requirement of such appointments that such personnel be qualified to carry out the duties and responsibilities relating to the appointed positions and thus, apart from monitoring, assessing and providing feedback to senior management, the Board does not consider it necessary to engage in specifically training senior management. The Board met four (4) times during 2003.

     The duties of the Committees of the Board of Directors are as follows:


                                    8 of 16

EXECUTIVE  COMMITTEE

     The Executive Committee has the full authority of the Board of Directors to take action upon such matters as may be referred to the Committee by the Board of Directors.

AUDIT  COMMITTEE

     The Audit Committee meets with the independent public accountants at least annually to review the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls and address issues relevant to the operation of the Company. The Board of Directors has not adopted a written charter for the audit committee. Alexander Becker is the independent member of the committee.

COMPENSATION  AND  BENEFITS  COMMITTEE

     The Compensation and Benefits Committee receives and considers recommendations from the chief executive officer for salaries and other forms of compensation for the executive officers and makes recommendations to the Board of Directors on these matters. Alexander Becker is the independent member of the committee.

NOMINATING  AND  CORPORATE  GOVERNANCE  COMMITTEE
     The responsibilities of the Nominating and Corporate Governance Committee include: nominates individuals to stand for election as directors, considers recommendations by our stockholders of potential nominees for election as directors, initial review of policy issues regarding the size and composition of the Board of Directors, and makes recommendations to our board concerning the structure of our board and corporate governance matters. The nominating committee does not have a charter. Alexander Becker is the independent member of the committee.

     During the fiscal year ended December 31, 2003 and the period ended August 13, 2004 the entire board of directors acted as the Company's Audit Committee, Compensation Committee, Nominating and Corporate Governance Committees. During 2003 and the period ended August 13, 2004, the Compensation and Benefits
Committee  held  one  meeting  and the audit committee held two meetings. During
2003 and the period ended August 13, 2004 the audit committee reviewed the fiscal 2003 interim unaudited financial statements, and the December 31, 2003 year-end audited financial statements.

INTERNAL CONTROLS AND PROCEDURES

     Within 90 days prior to the date of the Company's Annual report on Form 20-F, the Company completed an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures. Disclosure controls and procedures are designed to ensure that the material financial and non-financial information, required to be disclosed on Form 20-F and Form 6-K and filed with the Securities and Exchange Commission is recorded, processed, summarized and reported in a timely manner. Based on the foregoing, the Company's management, including the President and Chief Financial Officer, have concluded that the Company's disclosure controls and procedures (as defined in Rules 240.13a-15 or 240.15d-15 of the Securities Exchange Act of 1934, as amended) are effective.

     There have been no significant changes in our internal controls, or in other factors, that could significantly affect these controls subsequent to the date of the evaluation hereof. No corrective actions were taken, therefore, with regard to significant deficiencies and material weaknesses.

AUDIT  COMMITTEE  REPORT

     The Audit Committee of the Board of Directors is composed of the two directors. Alexander Becker is the independent Director serving on the Audit Committee. Mr. Becker is the Chairman of the Audit Committee and satisfies the current requirements of the NASD OTC Bulletin Board relating to the independence and the qualifications of members of the Audit Committee. The Board of Directors has not adopted a written charter for the Audit Committee.

     The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management is responsible for the Company's financial statements and the financial reporting process, including the system of internal controls. The independent


                                    9 of 16
accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes and the activities of the Company's internal audit department.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee has received and reviewed the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", as amended and have discussed with the independence auditors their independence from the Company and management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended.

     In addition, the Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee met jointly with the independent auditors and management to discuss the results of the auditors' examination, the auditors' understanding and evaluation of the Company's internal controls which the auditors considered necessary to support their opinion on the financial statements for the year 2003, and various factors affecting the overall quality of accounting principles as applied in the Company's financial reporting. The independent auditors also met with the committee without management being present to discuss these matters. The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements contained in the Company's Annual Report on Form 20-F for the year ended December 31, 2003. The Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 20-F for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.

This report is submitted by the Audit Committee. Its members are:
Agustin Gomez de Segura
Alexander Becker

(I)     CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     The proposed business of the Company raises potential conflicts of interests between the Company and certain of its officers and directors.

     Certain of the directors of the Company are directors of other companies and, to the extent that such other companies may participate in ventures in which the Company may participate, the directors of the Company may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or Management, may have a conflict. From time to time, several companies may participate in the joint ventures thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment. In determining whether the Company will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to the Company, the degree of risk to which the Company may be exposed and its financial position at that time. Other than as indicated, the Company has no other procedures or mechanisms to deal with conflicts of interest. The Company is not aware of the existence of any conflict of interest as described herein.

(J)     SECTION  16(a)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater


                                    10 of 16
than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements, Forms 3, 4 and 5, applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

     The Company has adopted a code of ethics that applies to the Company's principal executive officer, principal financial officer and principal accounting officer. A copy of the Company's Corporate Governance Principles was filed as an exhibit to the December 31, 2003 Form 20-F.

(K)     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     No securities were authorized for issuance under equity compensation plans.

     The following tables set forth certain information regarding the beneficial ownership of the Company's Common Stock as of August 13, 2004 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock; (ii) each of the Company's directors and officers; and (iii) all directors and officers of the Company as a group. As at August 13, 2004 there were 30,162,500 shares of Common Stock issued and outstanding.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

---------------------------------------------------------------------------------------------
NAME AND ADDRESS OF                                             AMOUNT AND     PERCENTAGE OF
BENEFICIAL OWNER                                                NATURE OF          CLASS
                                                             BENEFICIAL OWNER
---------------------------------------------------------------------------------------------
Kastalia Ltd.                                                       2,700,000         8.952 %
Wickhams Cay 1, Road Town, Tortola, British Virgin Islands
(Beneficially owned by Mr. Alexander Kleimionov)

---------------------------------------------------------------------------------------------
Alexei Y. Sementsow                                                 2,312,000         7.665 %
Baklayeva Str.11, App. 105, City of Kimry,
Tver Region, Russia

---------------------------------------------------------------------------------------------
Alexander Becker                                                    2,084,040         6.909 %
Komsomolsky Pr. 23/7, App. 25, Moscow, Russia

---------------------------------------------------------------------------------------------
Norbex Holdings Ltd.                                                2,000,000         6.631 %
Drake Chambers, P.O. Box 3321, Road Town, Tortola,
British Virgin Islands
(Beneficially owned by Agustin Gomez de Segura)

---------------------------------------------------------------------------------------------
Redbridge Minerals (Overseas) Ltd.                                  2,000,000         6.631 %
Trident Chambers, PO Box 146, Road Town, Tortola, British
Virgin Islands
(Beneficially owned by Mrs. Antonina Tsykova)
---------------------------------------------------------------------------------------------

     The listed beneficial owner does not have the right to acquire any common shares within the next sixty days, through the exercise of options, warrants, rights, conversion privilege or similar obligations.

     All shareholders have the same voting rights.


                                    11 of 16

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

----------------------------------------------------------------------------

OFFICERS AND DIRECTORS                      SHARES OF COMMON    APPROXIMATE
                                            STOCK BENEFICIALLY  PERCENTAGE
NAME OF BENEFICIAL OWNER                    OWNED               OWNED

----------------------------------------------------------------------------
Norbex Holdings Ltd.
Drake Chambers, P.O. Box 3321, Road Town,
Tortola, British Virgin Islands                      2,000,000       6.631 %
(Beneficially owned by Agustin Gomez de
Segura)

----------------------------------------------------------------------------
Alexander Becker
19a, Kuusinena Str.,                                 2,084,040        6.909%
Moscow, Russia 125252

----------------------------------------------------------------------------

Total - Officers and Directors (2 persons)           4,084,040       13.540%

----------------------------------------------------------------------------

     The listed beneficial owners do not have the right to acquire any common shares within the next sixty days, through the exercise of options, warrants, rights, conversion privilege or similar obligations.

     For information concerning options granted to the above-mentioned individuals see Executive Compensation - (B) Options/SAR Grants Table on page 6.

     CHANGES  IN  CONTROL

     There were no arrangements during the last completed fiscal year or subsequent period to August 13, 2004 which would result in a change in control of the Company.



PROPOSAL  2.  SELECTION  OF  INDEPENDENT  ACCOUNTANTS

     The Board of Directors recommends the ratification by the stockholders of the appointment of Moore Stephens Ellis Foster Ltd. as the Company's independent accountants for the fiscal year ending December 31, 2004. Moore Stephens Ellis Foster Ltd. has been the accountant for the Company since February 7, 2000.

     In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Moore Stephens Ellis Foster Ltd. A representative of Moore Stephens Ellis Foster Ltd. is not expected to be present.

AUDIT  FEES:
     The aggregate fees billed by Moore Stephens Ellis Foster Ltd. for professional services for the audit of the Company's annual financial statements, review of financial statements included in the Company's Form 20-F and in connection with statutory and regulatory filings or engagements during the 2003 fiscal year were $20,000 (2002 - $9,900).

AUDIT-RELATED  FEES:
     The aggregate fees billed to the Company for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under audit fees by Moore Stephens Ellis Foster Ltd. for fiscal 2003 were $ 0 (2002 - $0).

TAX  FEES:
     The aggregate fees billed to the Company for tax compliance, tax advice and tax planning by Moore Stephens Ellis Foster Ltd. for fiscal 2003 were $ 0 (2002
-  $0).


                                    12 of 16

ALL  OTHER  FEES:
     The aggregate fees billed to the Company for products and services by Moore Stephens Ellis Foster Ltd. for fiscal 2003 were $ 0 (2002 - $0).

     The Audit Committee feels that the services rendered by Moore Stephens Ellis Foster Ltd. are compatible with maintaining the principal accountant's independence.


STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR 2003 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2005 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested and must be received by the Company on or before December 1, 2004 to be eligible for inclusion in the Company's proxy statements and form of proxy card relating to that meeting. Shareholder proposals should be submitted to the Secretary of Soil Biogenics Limited, P.O. Box 48525, 595 Burrard Street, Vancouver, B.C., Canada V6B 3Z1. Any such proposal should comply with the Securities and Exchange Commission rules governing shareholder proposals submitted for inclusion in proxy materials.


ADDITIONAL  INFORMATION

     The  Company  is  subject to the information requirements of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. The Company's Common Stock is traded on the NASD OTC Bulletin Board under the symbol "SOBGF".

     All reports and documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. The Company is current in its filings. Any statement incorporated by reference herein shall be deemed to be modified or superceded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

     The Company's Annual Report on Form 20-F for the fiscal year ended December 31, 2003 and 2002, including financial statements, is being mailed together with this Notice & Proxy Statement to the Company's stockholders of record at the close of business on August 13, 2004.


OTHER  BUSINESS

The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.


                                    13 of 16

By Order of the Board of Directors


/s/  Agustin Gomez de Segura
----------------------------

Agustin Gomez de Segura
President & Director

AUGUST 13, 2004


STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.


                                    14 of 16

                                                      DEFINITIVE PROXY STATEMENT

                             SOIL BIOGENICS LIMITED
                           MARQUES DE URQUIJO 5, 5  B,
                               28008 MADRID, SPAIN

                                      PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
                        HELD ON FRIDAY SEPTEMBER 10, 2004

The undersigned hereby appoints Agustin Gomez de Segura and Alexander Becker or either of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Soil Biogenics Limited held of record by the undersigned at the close of business on August 13, 2004 at the Annual Meeting of Stockholders to be held on September 10, 2004 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND OTHER BUSINESS.

The Board of Directors recommends a vote FOR each of the proposals below.

1.   ELECTION  OF  DIRECTORS

     / / FOR all nominees listed (except          / / WITHHOLD AUTHORITY to
     as marked to the contrary below)             vote for all nominees listed
                                                  below

     Agustin Gomez de Segura, Alexander Becker

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF MOORE STEPHENS ELLIS FOSTER LTD. AS INDEPENDENT ACCOUNTANTS.

     / / FOR          / / AGAINST     / / ABSTAIN

3. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

     / / FOR          / / AGAINST     / / ABSTAIN




PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY.


                                    15 of 16

WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE RETURN IN THE ENCLOSED ENVELOPE.

Dated: ____________________________________


__________________________________________________

Signature

__________________________________________________

Signature if held jointly

___________________________________________________

Please  print  name(s)


                                    16 of 16